                                                                    EXHIBIT 99.6

American Brands, Inc. and Subsidiaries
Quarterly Financial Data/(1)/
unaudited

(In millions, except per share amounts)

1996                                        1st        2nd       3rd       4th
------------------------------------------------------------------------------
Net sales                              $1,055.1   $1,207.7  $1,158.1  $1,296.8
Gross profit                              421.1      474.6     446.7     521.0
Operating income                          125.2      153.1     134.0     184.8

Income from continuing operations      $   31.8   $   56.0  $   31.2  $   62.7
Income from discontinued operations        92.3       66.0     105.5      51.3
Extraordinary items                       (10.3)        --        --        --
                                       --------   --------  --------  --------
Net income                             $  113.8   $  122.0  $  136.7  $  114.0
                                       --------   --------  --------  --------
Earnings per Common share
  Primary
    Continuing operations              $    .18   $    .31  $    .19  $    .36
    Discontinued operations                 .52        .38       .61       .31
    Extraordinary items                    (.06)        --        --        --
                                       --------   --------  --------  --------
    Net income                         $    .64   $    .69  $    .80  $    .67
                                       --------   --------  --------  --------
  Fully diluted
    Continuing operations              $    .18   $    .31  $    .19  $    .35
    Discontinued operations                 .50        .37       .60       .30
    Extraordinary items                    (.06)        --        --        --
                                       --------   --------  --------  --------
    Net income                         $    .62   $    .68  $    .79  $    .65
                                       --------   --------  --------  --------

/(1)/Restated for discontinued tobacco operations.

American Brands, Inc. and Subsidiaries
Consolidated Statement of Income/(1)/

For years ended December 31
(In millions, except per share amounts)                      1996       1995       1994
----------------------------------------------------------------------------------------
Net sales                                                $4,717.7   $4,928.1   $5,377.0
  Cost of products sold                                   2,854.3    3,111.7    3,405.9
  Advertising, selling, general and administrative
    expenses                                              1,249.5    1,245.8    1,405.9
  Amortization of intangibles                               102.7       90.1       91.4
  Restructuring charges                                        --       17.8         --
  Interest and related expenses                             165.5      136.6      173.0
  Other (income) expenses, net                                6.1      (11.3)      14.8
  (Gain) loss on disposal of businesses, net                   --      (20.0)     245.0
                                                         --------   --------   --------
Income from continuing operations before income taxes       339.6      357.4       41.0
  Income taxes                                              157.9      171.5      119.8
                                                         --------   --------   --------
Income (loss) from continuing operations                    181.7      185.9      (78.8)
Income from discontinued operations                         315.1      357.2      812.9
Extraordinary items                                         (10.3)      (2.7)        --
                                                         --------   --------   --------
Net income                                               $  486.5   $  540.4   $  734.1
                                                         ========   ========   ========
Earnings per Common share
Primary
  Income (loss) from continuing operations               $   1.04   $    .99   $   (.40)
  Income from discontinued operations                        1.82       1.91       4.03
  Extraordinary items                                        (.06)      (.01)        --
                                                         --------   --------   --------
  Net income                                             $   2.80   $   2.89   $   3.63
                                                         ========   ========   ========
Fully diluted
  Income (loss) from continuing operations               $   1.03   $   1.01   $   (.27)
  Income from discontinued operations                        1.77       1.83       3.80
  Extraordinary items                                        (.06)      (.01)        --
                                                         --------   --------   --------
  Net income                                             $   2.74   $   2.83   $   3.53
                                                         ========   ========   ========
Dividends paid per Common share                          $   2.00   $   2.00   $ 1.9925
                                                         ========   ========   ========
Average number of Common shares outstanding
  Primary                                                   173.3      186.9      201.6
                                                         ========   ========   ========
  Fully diluted                                             178.4      195.7      213.7
                                                         ========   ========   ========

/(1)/Restated for discontinued tobacco operations.

American Brands, Inc. and Subsidiaries
Consolidated Balance Sheet/(1)/

December 31 (In millions, except per share amounts)                 1996      1995
----------------------------------------------------------------------------------
ASSETS
  Current assets
    Cash and cash equivalents                                   $   34.9  $  232.0
    Accounts receivable less allowances for discounts,
      doubtful accounts and returns, 1996 $49.6; 1995 $42.3        892.4     778.2
    Inventories
      Bulk whiskey                                                 379.3     343.7
      Other raw materials, supplies and work in process            266.8     227.4
      Finished products                                            391.8     379.8
                                                                --------  --------
                                                                 1,037.9     950.9
    Net assets of discontinued operations                          683.3        --
    Other current assets                                           193.6     151.4
                                                                --------  --------
      Total current assets                                       2,842.1   2,112.5
                                                                --------  --------
  Property, plant and equipment
    Land and improvements                                           59.4      60.6
    Buildings and improvements to leaseholds                       472.9     447.9
    Machinery and equipment                                      1,198.9   1,063.7
    Construction in progress                                        92.1      72.8
                                                                --------  --------
                                                                 1,823.3   1,645.0
    Less accumulated depreciation                                  850.7     740.7
                                                                --------  --------
    Property, plant and equipment, net                             972.6     904.3

  Intangibles resulting from business acquisitions,
    net of cumulative amortization, 1996 $649.3; 1995 $537.7     3,730.7   3,103.2
  Net assets of discontinued operations                               --     520.7
  Other assets                                                     191.9     192.7
                                                                --------  --------
       Total assets                                             $7,737.3  $6,833.4
                                                                ========  ========

/(1)/Restated for discontinued tobacco operations.

American Brands, Inc. and Subsidiaries
Consolidated Balance Sheet (continued)/(1)/

                                                         1996        1995
--------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities
    Notes payable to banks                          $    37.1   $    56.6
    Commercial paper                                    691.2          --
    Accounts payable                                    241.3       222.2
    Accrued taxes                                       443.4       373.3
    Accrued expenses and other liabilities              601.2       395.3
    Current portion of long-term debt                    53.9       413.4
                                                    ---------   ---------
      Total current liabilities                       2,068.1     1,460.8
                                                    ---------   ---------
  Long-term debt                                      1,598.3     1,063.0
  Deferred income taxes                                  19.3        54.6
  Postretirement and other liabilities                  367.4       377.8
                                                    ---------   ---------
      Total liabilities                               4,053.1     2,956.2
                                                    ---------   ---------
  Stockholders' equity
    $2.67 Convertible Preferred stock                    12.9        14.1
    Common stock, par value $3.125 per share,
      229.6 shares issued                               717.4       717.4
    Paid-in capital                                     166.5       171.6
    Foreign currency adjustments                       (195.9)     (234.6)
    Retained earnings                                 5,025.4     4,887.3
    Treasury stock, at cost                          (2,042.1)   (1,678.6)
                                                    ---------   ---------
      Total stockholders' equity                      3,684.2     3,877.2
                                                    ---------   ---------
      Total liabilities and stockholders' equity    $ 7,737.3   $ 6,833.4
                                                    =========   =========

/(1)/Restated for discontinued tobacco operations.

American Brands, Inc. and Subsidiaries
Consolidated Statement of Cash Flows/(1)/

For years ended December 31 (In millions)                        1996        1995
------------------------------------------------------------------------------------
OPERATING ACTIVITIES
Net income                                                    $ 486.5   $   540.4
Income from discontinued operations                            (315.1)     (357.2)
Extraordinary items                                              10.3         2.7
Restructuring charges                                              --        17.8
Gain on disposals, net                                             --       (20.0)
Depreciation and amortization                                   238.3       224.0
Increase in accounts receivable                                 (74.4)      (59.2)
(Increase) decrease in inventories                              (34.2)      121.2
Decrease in other assets                                         (5.1)      (18.7)
Increase in accrued taxes                                        43.4        12.1
Increase (decrease) in accounts payable, accrued
  expenses and other liabilities                                 20.3      (211.3)
(Decrease) increase in deferred income taxes                     (1.6)        1.1
Other operating activities, net                                 (34.9)      127.4
                                                              -------   ---------
    Net cash provided from continuing operating activities      333.5       380.3
                                                              -------   ---------
INVESTING ACTIVITIES
Additions to property, plant and equipment                     (199.7)     (175.6)
Proceeds from the disposition of property, plant
  and equipment                                                  14.5        15.3
Proceeds from the disposition of operations, net of cash          5.9     1,175.8
Acquisitions, net of cash acquired                             (700.3)       (4.2)
Other investing activities, net                                  12.3        (2.3)
                                                              -------   ---------
    Net cash (used) provided by investing activities           (867.3)    1,009.0
                                                              -------   ---------
FINANCING ACTIVITIES
Increase in short-term debt, net                                670.7        10.2
Issuance of long-term debt                                      604.7        94.1
Repayment of long-term debt                                    (421.0)     (588.3)
Dividends to stockholders                                      (348.4)     (377.5)
Cash purchases of Common stock for treasury                    (444.3)     (988.4)
Other financing activities, net                                  34.2        25.5
                                                              -------   ---------
    Net cash provided (used) by financing activities             95.9    (1,824.4)
                                                              -------   ---------
Effect of foreign exchange rate changes on cash                  (3.6)      (16.9)

Cash provided by discontinued operations                        244.4       230.0
                                                              -------   ---------
Net decrease in cash and cash equivalents                     $(197.1)  $  (222.0)
                                                              =======   =========
Cash and cash equivalents at beginning of year                $ 232.0   $   454.0
Cash and cash equivalents at end of year                      $  34.9   $   232.0
                                                              =======   =========

/(1)/Restated for discontinued tobacco operations.

American Brands, Inc. and Subsidiaries
Information on Business Segments/(1)/


For years ended December 31 (In millions)        1996      1995      1994
--------------------------------------------------------------------------
NET SALES
Distilled spirits                            $1,303.5  $1,288.6  $1,268.2
Hardware and home improvement products        1,374.1   1,306.8   1,270.6
Golf and leisure products                       811.4     579.3     507.1
Office products                               1,228.7   1,206.1   1,049.7
                                             --------  --------  --------
Ongoing operations                            4,717.7   4,380.8   4,095.6
Other businesses                                   --     547.3   1,281.4
                                             --------  --------  --------
Continuing operations                        $4,717.7  $4,928.1  $5,377.0
                                             ========  ========  ========
OPERATING INCOME
Distilled spirits                            $  208.4  $  189.7  $  221.2
Hardware and home improvement products          184.1     178.3     176.5
Golf and leisure products                       109.0      83.0      73.3
Office products                                  95.6      84.5      74.5
                                             --------  --------  --------
Ongoing operations                              597.1     535.5     545.5
Other businesses                                   --       3.4      (1.8)
                                             --------  --------  --------
Continuing operations                        $  597.1  $  538.9  $  543.7
                                             ========  ========  ========
DEPRECIATION
Distilled spirits                            $   39.4  $   35.9  $   36.2
Hardware and home improvement products           40.8      35.2      34.4
Golf and leisure products                        13.4      10.0       8.9
Office products                                  39.2      35.8      36.7
Corporate                                         2.8       2.9       2.7
                                             --------  --------  --------
Ongoing operations                              135.6     119.8     118.9
Other businesses                                   --      14.1      34.2
                                             --------  --------  --------
Continuing operations                        $  135.6  $  133.9  $  153.1
                                             ========  ========  ========
AMORTIZATION
Distilled spirits                            $   35.7  $   34.4  $   33.9
Hardware and home improvement products           30.0      30.1      30.1
Golf and leisure products                        16.3       1.2       1.1
Office products                                  20.7      21.0      20.5
                                             --------  --------  --------
Ongoing operations                              102.7      86.7      85.6
Other businesses                                   --       3.4       5.8
                                             --------  --------  --------
Continuing operations                        $  102.7  $   90.1  $   91.4
                                             ========  ========  ========
CAPITAL EXPENDITURES
Distilled spirits                            $   46.5  $   39.5  $   34.3
Hardware and home improvement products           60.6      68.1      45.3
Golf and leisure products                        50.4      20.6      15.5
Office products                                  40.9      36.1      33.5
Corporate                                         1.3       0.9       1.1
                                             --------  --------  --------
Ongoing operations                              199.7     165.2     129.7
Other businesses                                   --      10.4      27.9
                                             --------  --------  --------
Continuing operations                        $  199.7  $  175.6  $  157.6
                                             ========  ========  ========

/(1)/Restated for discontinued tobacco operations.